UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 12, 2010

___________________

Lyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10875	01-0579490
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

6401 Hollis St., Suite 125
Emeryville, CA		94608
(Address of principal		(Zip code)
executive offices)

Registrant's telephone number, including area code: (800) 768-2929

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 12, 2010 Lyris, Inc. announced its financial results for the third quarter of its 2010 fiscal year. A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated May 12, 2010 titled “Lyris, Inc. Reports Third Quarter Fiscal 2010 Results; Lyris HQ Customer Count Increases 60 Percent Year-Over-Year”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lyris, Inc.

By:	/s/ Luis Rivera
Name:	Luis Rivera
Title:	Chief Executive Officer

Date: May 12, 2010

LYRIS, INC. REPORTS THIRD QUARTER FISCAL 2010 RESULTS

LYRIS HQ CUSTOMER COUNT INCREASES 60 PERCENT YEAR-OVER-YEAR

     (EMERYVILLE, CA), May 12, 2010—Lyris, Inc., (OTCBB: LYRI.OB), the online marketing expert, today reported results for the third quarter and first nine months of fiscal 2010.

     For the quarter ended March 31, 2010, Lyris reported revenues of $10.9 million compared with revenues of $10.6 million in the same period a year ago and $11.3 million in the prior quarter. The revenue breakout for the third quarter of 2010 included subscription, 78 percent; professional services, eight percent; licensed software, five percent and support and maintenance, nine percent.

     On a GAAP basis, the company reported a loss of $691,000, or $0.01 per share, in the third quarter of 2010 compared with a loss of $573,000, or $0.01 per share, in the third quarter a year ago.

     On a non-GAAP basis, Lyris reported net income of $404,000, or $0.00 per diluted share, in the third quarter of fiscal 2010. This compares with non-GAAP net income of $523,000, or $0.01 per diluted share, in the same period a year ago. Material exclusions from non-GAAP net income in the third quarter of fiscal 2010 included amortization of intangibles of $946,000, stock-based compensation expense of $190,00 and other income of $41,000. In the prior year, material exclusions from non-GAAP net income were amortization of intangibles of $863,000 and stock-based compensation expense of $233,000.

     The company said that adjusted EBITDA in the third quarter of 2010 was $813,000 versus $969,000 in the third quarter a year go. Adjusted EBITDA is earnings before net interest expense, taxes, deprecation and amortization expense, non-cash stock-based compensation expense and other income.

     A reconciliation between GAAP and non-GAAP net income and between GAAP net income and adjusted EBITDA can be found in this news release and at www.lyris.com.

     “Lyris had a solid quarter as we continued to see growing adoption of our Lyris HQ platform, which accounted for 40 percent of our revenues for the period. Our total customer count for Lyris HQ is 930 versus 840 the prior quarter and 575 a year ago,” said Luis Rivera, chief executive officer of Lyris.

     “We also realized a major milestone in our growth strategy with the $6 million equity transaction we completed last month. The proceeds from this transaction will enable us to accelerate our growth initiatives through investments in our sales, marketing and product development efforts,” he noted. “In addition, it enabled us to enhance the financial condition of the company and provide us balance sheet flexibility to pursue future growth opportunities,” he continued.

     For the first nine months of fiscal 2010, Lyris reported revenues of $33.1 million compared to revenues of $32.5 million in the first nine of months of fiscal 2009. On a GAAP basis, the company reported a net loss of $1.8 million, or $0.02 per share, versus a loss of $1.8 million, or $0.02 per share, in the same period a year ago. On a non-GAAP basis, the company reported net income of $1.5 million, or $0.01 per diluted share, in the first nine months of fiscal 2010, versus non-GAAP net income of $1.2 million, or $0.01 per diluted share, in the same period year go. Non-GAAP net income in the first nine months of fiscal 2010 and fiscal 2009 excludes amortization of intangibles of $2.8 million and $2.6 million and stock-based compensation expense of $543,000 and $445,000, respectively, and other income of $42,000 in the first nine months of fiscal 2010. Adjusted EBITDA for the first nine months of fiscal 2010 was $2.9 million versus $2.6 million in the same period a year ago.

Conference Call

     The company will hold a conference call today, May 12, at 8 a.m., Pacific Daylight Time, (11 a.m., Eastern Daylight Time). The teleconference can be accessed by calling (719) 325-2327, passcode 5687741, or via the Internet at www.lyris.com.Please dial in or access the webcast 10-15 minutes prior to the beginning of the call. A replay of the call will be available through Wednesday, May 19, at (719) 457-0820, passcode 5687741, or via the company’s website at www.lyris.com.

Non-GAAP Financial Measures

     In this release and during our conference call as described above, we use or plan to discuss certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles (“GAAP”). A reconciliation between non-GAAP and GAAP measures can be found in the accompanying tables. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies.

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     We believe the calculation of non-GAAP net income (loss) calculated without acquisition-related amortization changes, non-cash stock compensation expense and certain other measures provide a meaningful comparison to our net income (loss) figures. Management does not consider the measures that are excluded to be related to the company’s ongoing core operating performance and therefore non-GAAP net income provides a basis for comparison of the company’s operating results across other periods and against other companies in our industry. We also believe that adjusted EBITDA, which we calculate as net income (loss) on a GAAP basis, less interest, taxes, depreciation, amortization, non-cash stock compensation expense and certain other financial measures is an indicator of the company’s cash flows. This measure is commonly used by our lenders to assess our leverage capacity, debt service ability and liquidity. These non-GAAP measures have been reconciled to the nearest GAAP measure as required under the rules and regulations promulgated by the U.S. Securities and Exchange Commission.

About Lyris

     Lyris, Inc. (OTCBB: LYRI.OB) is the first online marketing solution provider to integrate email with diverse online marketing channels to create more efficient and effective marketing organizations. The company’s flagship offering, Lyris HQ, is an all-in-one online marketing solution that combines email marketing with search, social and mobile channels, enhanced by embedded deliverability and web analytics. Lyris HQ provides online marketers actionable insights that help them make intelligent decisions and improve results. Clients include American Apparel, Body Glove, British Museum Company Ltd., Minnesota Timberwolves, PC Recycler and Student Advantage. For more information, please visit www.lyris.com.

Contacts:

Richard McDonald

Director, Investor Relations

Lyris, Inc.

(610) 688-3305

rmcdonald@lyris.com

3

Erick Mott

Community Practice Leader

(510) 844-2188

emott@lyris.com

Neal Rosen

Ruder-Finn

(415) 692-3058

rosenn@ruderfinn.com

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Lyris, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(in thousands, except for per share data)

Three Months Ended March 31,

	2010	2009
Revenues:
Subscription revenue	$8,458	$7,904
Professional services revenue	897	475
Software revenue	580	981
Support and maintenance revenue	997	1,221
Total revenues	10,932	10,581
Cost of revenues:
Subscription, software and other services	4,669	4,113
Amortization of developed technology	446	476
Total cost of revenue	5,115	4,589
Gross profit	5,817	5,992
Operating expenses:
General and administrative expenses	1,658	1,741
Research & development	881	1,097
Sales & marketing	3,368	3,193
Amortization of customer relationship trade names	500	387
Total operating expenses	6,407	6,418
Loss from operations	(590)	(426)
Interest expense	(65)	(115)
Other income	41	-
Loss from operations before income taxes	(614)	(541)
Income tax provision	77	32
Net loss	$(691)	$(573)
Net loss per share basic and diluted	$(0.01)	$(0.01)

Weighted average shares outstanding used
in calculating net loss per share:
Basic and diluted	103,222	103,222

Lyris, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(in thousands, except for per share data)

Nine Months Ended March 31,

	2010	2009
Revenues:
Subscription revenue	$25,388	$24,455
Professional services revenue	2,493	1,207
Software revenue	1,975	2,952
Support and maintenance revenue	3,218	3,934
Total revenues	33,074	32,548
Cost of revenues:
Subscription, software and other services	13,796	12,143
Amortization of developed technology	1,312	1,432
Total cost of revenue	15,108	13,575
Gross profit	17,966	18,973
Operating expenses:
General and administrative expenses	5,431	5,540
Research & development	2,341	2,865
Sales & marketing	9,963	10,728
Amortization of customer relationship trade names	1,499	1,163
Total operating expenses	19,234	20,296
Loss from operations	(1,268)	(1,323)
Interest expense	(236)	(358)
Other income	42	-
Loss from operations before income taxes	(1,462)	(1,681)
Income tax provision	352	123
Net loss	$(1,814)	$(1,804)
Net loss per share basic and diluted	$(0.02)	$(0.02)

Weighted average shares outstanding used
in calculating net loss per share:
Basic and diluted	103,222	103,222

Lyris, Inc.
Reconciliation of Net Income to Non-GAAP Net Income
(Unaudited)
(in thousands, except for per share data)

Three Months Ended March 31,

	2010	2009
Net loss	(691)	(573)
Stock-based compensation expense	190	233
Amortization of intangibles	946	863
Other income	(41)	-
Non-GAAP net income (loss)	404	523
Net income (loss) per share basic and diluted	$0.00	$0.01

Shares used to compute net income per share:
Basic and diluted	103,222	103,222

Non-GAAP net income excludes stock-based compensation expense, amortization of intangibles and certain other financial measures. Management believes that non-GAAP net income provides useful, supplemental information to management and investors regarding the performance of the company’s business operations. Non-GAAP net income is not a measure determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) and is thus susceptible to varying calculations. As presented, this measure may not be comparable to similarly titled measures that other companies may disclose. Non-GAAP net income should not be considered in isolation or construed as a substitute for other measures of profitability prepared in accordance with GAAP for purposes of analyzing our financial performance or profitability. Non-GAAP net income should be considered in addition to, and not as a substitute or as superior measure to, net income, earnings per share or other measures of financial performance prepared in accordance with GAAP.

Lyris, Inc.
Reconciliation of Net Income to Non-GAAP Net Income
(Unaudited)
(in thousands, except for per share data)

Nine Months Ended March 31,

	2010	2009
Net loss	(1,814)	(1,804)
Stock-based compensation expense	543	445
Amortization of intangibles	2,811	2,595
Other income	(42)	-
Non-GAAP net income (loss)	1,498	1,236
Net income (loss) per share basic and diluted	$0.01	$0.01

Shares used to compute net income per share:
Basic and diluted	103,222	103,222

Non-GAAP net income excludes stock-based compensation expense, amortization of intangibles and certain other financial measures. Management believes that non-GAAP net income provides useful, supplemental information to management and investors regarding the performance of the company’s business operations. Non-GAAP net income is not a measure determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) and is thus susceptible to varying calculations. As presented, this measure may not be comparable to similarly titled measures that other companies may disclose. Non-GAAP net income should not be considered in isolation or construed as a substitute for other measures of profitability prepared in accordance with GAAP for purposes of analyzing our financial performance or profitability. Non-GAAP net income should be considered in addition to, and not as a substitute or as superior measure to, net income, earnings per share or other measures of financial performance prepared in accordance with GAAP.

Lyris, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(Unaudited, in thousands)

Three Months Ended March 31,

	2010	2009
Net loss	$(691)	$(573)
Interest expense, net	65	115
Income tax provision	77	32
Depreciation and amortization	1,213	1,162
Total EBITDA	664	736
Stock-based compensation expense	190	233
Other income	(41)
Total Adjusted EBITDA	$813	$969

Adjusted EBITDA is calculated as earnings before net interest expense, taxes, depreciation and amortization expense, stock-based compensation expense and certain other financial measures. Adjusted EBITDA is commonly used by our lenders to assess leverage capacity, debt service ability and liquidity, and the company uses adjusted EBITDA to evaluate financial performance and to award incentive compensation for certain employees, including our chief executive officer. We believe that adjusted EBITDA also provides useful measurements of liquidity and financial performance for our investors.

Lyris, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(Unaudited, in thousands)

Nine Months Ended March 31,

	2010	2009
Net loss	$(1,814)	$(1,804)
Interest expense, net	236	358
Income tax provision	352	123
Depreciation and amortization	3,632	3,509
Total EBITDA	2,406	2,186
Stock-based compensation expense	543	445
Other Income	(42)
Total Adjusted EBITDA	$2,907	$2,631

Adjusted EBITDA is calculated as earnings before net interest expense, taxes, depreciation and amortization expense, stock-based compensation expense and certain other financial measures. Adjusted EBITDA is commonly used by our lenders to assess leverage capacity, debt service ability and liquidity, and the company uses adjusted EBITDA to evaluate financial performance and to award incentive compensation for certain employees, including our chief executive officer. We believe that adjusted EBITDA also provides useful measurements of liquidity and financial performance for our investors.